Summary of Significant Accounting Policies: Assets On Deposit (Policies)	12 Months Ended
Dec. 31, 2017
Policies
Assets On Deposit

Assets on Deposit

Assets on deposit represent the amount of policyholder account balances related to reinsurance of the single premium deferred annuity and risk control accounts of the flexible premium deferred variable annuity contracts (investment-type contracts) that are ceded to CMFG Life. Assets on deposit are accounted for on a basis consistent with accounting for the underlying investment type contracts; therefore, the Company accounts for the reinsurance of these contracts using the deposit method of accounting consistent with the terms of the reinsurance agreement with CMFG Life. The related contract charges and interest credited to policyholder account balances in the statements of operations and comprehensive income (loss) are reported net of the amounts ceded under the agreement. See Note 7 for a further discussion of the ceding agreement.